Monthly Operating Report

ACCRUAL BASIS

CASE NAME: Tri-Flow, Inc.

CASE NUMBER: 12-31553-bjh-11

JUDGE: Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: March 31st, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
John H. Homier	20-Apr-12
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE
Adrian Lamberti	20-Apr-12
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.

ACCRUAL BASIS-1

CASE NUMBER: 12-31553-bjh-11

COMPARATIVE BALANCE SHEET

ASSETS		SCHEDULE AMOUNT	MONTH 3/31/2012	MONTH	MONTH
1.	UNRESTRICTED CASH				
2.	RESTRICTED CASH				
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)				
5.	INVENTORY				
6.	NOTES RECEIVABLE				
7.	PREPAID EXPENSES				
8.	OTHER (1)	$250,000			
9.	TOTAL CURRENT ASSETS	$250,000	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT				
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION				
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS				
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15.	OTHER (ATTACH LIST)				
16.	**TOTAL ASSETS**	$250,000	$0	$0	$0
POSTPETITION LIABILITIES					
17.	ACCOUNTS PAYABLE				
18.	TAXES PAYABLE				
19.	NOTES PAYABLE				
20.	PROFESSIONAL FEES				
21.	SECURED DEBT				
22.	OTHER (ATTACH LIST)				
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES					
24.	SECURED DEBT				
25.	PRIORITY DEBT				
26.	UNSECURED DEBT				
27.	OTHER (ATTACH LIST)				
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	TOTAL LIABILITIES	$0	$0	$0	$0
EQUITY					
30.	PREPETITION OWNERS' EQUITY				
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33.	TOTAL EQUITY	$250,000	$0	$0	$0
34.	**TOTAL LIABILITIES & OWNERS' EQUITY**	$250,000	$0	$0	$0

(1) Consolidated retainer for Cano Petroleum, Inc. and its related debtor entitie:

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.

CASE NUMBER: 12-31553-bjh-11

ACCRUAL BASIS-2

INCOME STATEMENT

	MONTH	MONTH	MONTH	MONTH
REVENUES	3/8/2012 thru 3/31/2012			
1. GROSS REVENUES				
2. LESS: RETURNS & DISCOUNTS				
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD				
4. MATERIAL				
5. DIRECT LABOR				
6. DIRECT OVERHEAD				
7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES				
9. OFFICER / INSIDER COMPENSATION				
10. SELLING & MARKETING				
11. GENERAL & ADMINISTRATIVE				
12. RENT & LEASE				
13. OTHER (ATTACH LIST)				
14. TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES				
16. NON-OPERATING INCOME (ATT. LIST)				
17. NON-OPERATING EXPENSE (ATT. LIST)				
18. INTEREST EXPENSE				
19. DEPRECIATION / DEPLETION				
20. AMORTIZATION				
21. OTHER (ATTACH LIST)				
22. NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES				
23. PROFESSIONAL FEES				
24. U.S. TRUSTEE FEES (1)				
25. OTHER (ATTACH LIST)				
26. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27. INCOME TAX				
28. NET PROFIT (LOSS)	$0	$0	$0	$0

Note 1 - This fee is being paid by Cano Petroleum, Inc. as this company has no bank account or accounting system to record and make payments

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.	ACCRUAL BASIS-3
CASE NUMBER: 12-31553-bjh-11	

CASH RECEIPTS AND	MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS	3/8/2012 to 3/31/2012			TOTAL
1. CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS				
2. CASH SALES				
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				
4. POSTPETITION				
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				
7. SALE OF ASSETS				
8. OTHER (ATTACH LIST)				
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS				
12. NET PAYROLL				
13. PAYROLL TAXES PAID				
14. SALES, USE & OTHER TAXES PAID				
15. SECURED / RENTAL / LEASES				
16. UTILITIES				
17. INSURANCE				
18. INVENTORY PURCHASES				
19. VEHICLE EXPENSES				
20. TRAVEL				
21. ENTERTAINMENT				
22. REPAIRS & MAINTENANCE				
23. SUPPLIES				
24. ADVERTISING				
25. OTHER (ATTACH LIST)				
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES				
28. U.S. TRUSTEE FEES				
29. OTHER (ATTACH LIST)				
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH - END OF MONTH	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.

CASE NUMBER: 12-31553-bjh-11

ACCRUAL BASIS-4

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	MONTH 3/8/2012 to 3/31/2012	MONTH	MONTH
1. 0-30				
2. 31-60				
3. 61-90				
4. 91+				
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE				
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES

MONTH: March 8th to March 31st

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL					
2. STATE					
3. LOCAL					
4. OTHER (ATTACH LIST)					
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6. ACCOUNTS PAYABLE					

STATUS OF POSTPETITION TAXES

MONTH: March 8th to March 31st

FEDERAL	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING**				
2. FICA-EMPLOYEE**				
3. FICA-EMPLOYER**				
4. UNEMPLOYMENT				
5. INCOME				
6. OTHER (ATTACH LIST)				
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL				
8. WITHHOLDING				
9. SALES				
10. EXCISE				
11. UNEMPLOYMENT				
12. REAL PROPERTY				
13. PERSONAL PROPERTY				
14. OTHER (ATTACH LIST)				
15. TOTAL STATE & LOCAL	$0	$0	$0	$0
16. TOTAL TAXES	$0	$0	$0	$0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operatin report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.
CASE NUMBER: 12-31553-bjh-11

ACCRUAL BASIS-5

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investmen accounts, money market accounts, certificates of deposit, government obligations, etc Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: March 8th to March 31st

BANK RECONCILIATIONS	Account #1	Account #2	Account #3	TOTAL
A. BANK:				
B. ACCOUNT NUMBER:				
C. PURPOSE (TYPE):				
1. BALANCE PER BANK STATEMENT				
2. ADD: TOTAL DEPOSITS NOT CREDITED				
3. SUBTRACT: OUTSTANDING CHECKS				
4. OTHER RECONCILING ITEMS				
5. MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6. NUMBER OF LAST CHECK WRITTEN				

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.				
8.				
9.				
10.				
11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$0
13. TOTAL CASH - END OF MONTH	$0

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.

CASE NUMBER: 12-31553-bjh-11

ACCRUAL BASIS-6

MONTH: March 8th to March 31st

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.			
2.			
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.					
2.					
3.					
4.					
5.					
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.			
2.			
3.			
4.			
5.			
6. TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME: Tri-Flow, Inc.

ACCRUAL BASIS-7

CASE NUMBER: 12-31553-bjh-11

MONTH: March 8th to March 31st, 2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This is a shell company with no assets, liabilities, operations, or employees

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	$39,452.99 paid monthly
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	to Premium Assignmen
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012	Corporation.
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012	2 payments remaining at
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012	3/31/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012	